UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 6, 2006

INTER-TEL, INCORPORATED
(Exact name of registrant as specified in its charter)

Arizona	0-10211	86-0220994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1615 S. 52nd Street
Tempe, AZ 85281
(Address of principal executive offices, including zip code)
(480) 449-8900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On Monday, March 6, 2006, the Board of Directors of Inter-Tel, Incorporated (the “Company”) received a letter from director Steven G. Mihaylo pursuant to which Mr. Mihaylo resigned from the Company’s Board of Directors. The resignation letter is attached hereto as Exhibit 99.1.
     The resignation letter did not state a specific disagreement between Mr. Mihaylo and the Company. However, a Schedule 13D filed with the Securities and Exchange Commission March 6, 2006 by Mr. Mihaylo, states, in pertinent part, that Mr. Mihaylo resigned as a director of the Company “[b]ecause of differences in strategic direction between the Board and Mr. Mihaylo.”
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description

99.1	Resignation Letter, dated as of March 6, 2006, from Steven G. Mihaylo to the Company.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL, INCORPORATED
By:	/s/ Norman Stout
Norman Stout
Chief Executive Officer

Date: March 8, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Resignation Letter, dated as of March 6, 2006, from Steven G. Mihaylo to the Company.